UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2015

LIFEPOINT HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Seven Springs Way Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 920-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of LifePoint Health, Inc. (the “Company”) previously approved, subject to stockholder approval, an amendment (the “Amendment”) to the Company’s 2013 Long-Term Incentive Plan (the “2013 Plan”) to increase the number of shares available for future grants under the 2013 Plan.  At the Company’s annual meeting of stockholders held on June 2, 2015 (the “Annual Meeting”), the Company’s stockholders approved the Amendment, and the Amendment became effective.

A description of the 2013 Plan (giving effect to the Amendment) was included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (“SEC”) on April 22, 2015 under the caption “Proposal 4:  Amendment to the Company’s 2013 Long-Term Incentive Plan,” which description is incorporated by reference into this Item 5.02.  The foregoing description of the Amendment and the description incorporated by reference from the Company’s definitive proxy statement are qualified in their entirety by reference to the text of the Amendment, which is attached as an exhibit to this Form 8-K and incorporated by reference into this Item 5.02, and the text of the 2013 Plan, which is incorporated by reference from Appendix A to the Company’s proxy statement for the annual meeting of stockholders held on June 4, 2013 filed with the SEC on April 24, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following matters were submitted to a vote of the Company’s stockholders, with the following results:

Proposal 1:  Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
Marguerite W. Kondracke	37,689,773	2,137,370	1,156,262
John E. Maupin, Jr.	34,663,395	5,163,748	1,156,262
Marilyn B. Tavenner	38,612,794	1,214,349	1,156,262

Marguerite W. Kondracke, John E. Maupin, Jr. and Marilyn B. Tavenner were elected as Class I directors. The term of the Class I directors will continue until the Company’s annual meeting of stockholders in 2018, or until their respective successors are elected and qualified.

Proposal 2:  Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015.

Votes For	Votes Against	Votes Abstain
40,749,972	160,235	73,198

Proposal 3:  Advisory vote to approve the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
27,514,560	12,230,824	81,759	1,156,262

Proposal 4:  Approval of an amendment to the Company’s 2013 Long-Term Incentive Plan.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
29,396,350	10,351,316	79,477	1,156,262

Item 8.01 Other Events

At its meeting on June 3, 2015, the independent directors of the Board appointed Richard H. Evans, the previous Chair of the Compensation Committee of the Board, as the Company’s new Lead Director.  In addition, the Nominating and Corporate Governance Committee recommended, and the Board approved, each of the following appointments: John E. Maupin, Jr., Chair of the Compensation Committee; Marguerite W. Kondracke, Chair of the Corporate Governance and Nominating Committee; Reed V. Tuckson, Chair of the Quality Committee; and Gregory T. Bier, continuing Chair of the Audit and Compliance Committee. A copy of the press release announcing the appointments is attached hereto as Exhibit 99.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits

10.1                        Amendment to the LifePoint Health, Inc. 2013 Long-Term Incentive Plan.

99                                  Copy of Press Release issued by the Company on June 4, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HEALTH, INC.

By:	/s/ Paul D. Gilbert
Name:	Paul D. Gilbert
Title:	Executive Vice President, Chief Legal Officer and Corporate Governance Officer

Date: June 4, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to the LifePoint Health, Inc. 2013 Long-Term Incentive Plan.

99	Copy of press release issued by the Company on June 4, 2015.